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                                                                 EXHIBIT 10.2(h)

                             STOCK PLEDGE AGREEMENT

      This is a Stock Pledge Agreement ("Agreement"), dated as of July 1, 2001 between Richard McVey ("Borrower") and Market Axess Inc. (the "Company").

      WHEREAS, the Borrower has requested a loan in the amount of $550,212 from the Company, such loan to be evidenced by two (2) secured promissory notes in the amount of $440,169.60 and $110,042.40, each dated the date hereof (collectively, the "Promissory Notes"), and it is a condition precedent to the making of such loan by the Company that the Borrower shall have executed and delivered to the Company this Agreement.

      NOW, THEREFORE, in order to induce the Company to make the loan, and to secure Borrower's obligations under the Promissory Notes, the parties named herein agree as follows:

         1. Pledge. To secure the payment in full of all indebtedness, obligations and liabilities of the Borrower to the Company and all interest, taxes, fees, charges, costs and expenses (including reasonable attorneys' fees chargeable to the Borrower or incurred by the Company hereunder, under the Promissory Notes or under any other agreement, document or instrument, the Borrower hereby grants a first security interest to the Company in the following collateral (the "Collateral"):

          (a) The shares (the "Pledged Shares") of common stock (the "Common Stock") that the Borrower acquires pursuant to his Restricted Stock Agreement dated July 1, 2001 (the "Restricted Stock Agreement"), represented by certificate no. ___ as stated on the Common Stock ownership certificates (the "Share Certificates," whether one or more).

          (b) Any securities hereafter delivered to the Borrower with respect to the Pledged Shares in addition to or in substitution for any of the Pledged Shares and all certificates and instruments representing or evidencing such securities.

          (c) All of Borrower's rights to, title and interest in the Pledged Shares, all dividends or distributions arising therefrom, payable therein or distributed in respect thereto, whether in cash, property, stock or otherwise and whether now or hereafter declared, paid or made, together with the right to receive and receipt therefor.

         2.    Perfection of Security Interest. In order to perfect the
Company's security interest in the Pledged Shares, the Borrower has delivered to the Company the Share Certificate duly endorsed for transfer in blank (or accompanied by one or more signed stock powers in blank), to be held by the Company pursuant to the terms of this Agreement.
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3.    Representations, Warranties and Covenants. The Borrower hereby represents, warrants and agrees with the Company as follows:

      (a) The Borrower has the legal capacity to execute this Agreement and to carry out all of the terms, conditions, covenants and provisions contained herein.

      (b) The Borrower is the only and absolute legal, record and beneficial owner of the Pledged Shares and collectively has full power to make the pledge contemplated hereby; the Pledged Shares are free from all security interests, liens and encumbrances (other than the security interest granted by this Agreement); immediately before granting the security interest created by this Agreement, the Borrower was the record and beneficial owner and holder of the Pledged Shares; and, except as specifically set forth in the Restricted Stock Agreement, the Pledged Shares are freely transferable without restriction or limitation.

      (c) During the term of this Agreement, and so long as there is no default in the observance and performance of any of the terms of this Agreement or the Promissory Notes by the Borrower, the Borrower shall have the right to vote the Pledged Shares on all corporate questions.

      (d) If at any time during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any of the applicable corporations, all new, substituted and additional shares or other securities issued in respect to the Pledged Shares shall be held by the Company under the terms of this Agreement in the same manner as the Pledged Shares.

      (e) If at any time during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Pledged Shares or any other securities at the time held by the Company hereunder, such warrants, rights and options shall be immediately assigned to the Company by the Borrower, and if exercised by the Borrower, all new stock or other securities so acquired by the Borrower shall be immediately assigned to the Company to be held by the Company under the terms of this Agreement in the same manner as the Pledged Shares.

      (f) The Borrower has good right and lawful authority to pledge, hypothecate, mortgage, assign, transfer, deliver, set over and confirm unto the Company the Pledged Shares as provided in this Agreement, and the Borrower shall warrant and defend the title thereto and the Company's security interest therein against the claims of all persons.

      (g) So long as this Agreement shall be in effect, the Borrower shall not sell, assign or transfer, and shall not pledge, hypothecate, mortgage or otherwise encumber any right or rights with respect to the Pledged Shares or any rights or interest therein.

      (h) Borrower agrees to execute any form required to be executed pursuant to Regulation U, as applicable, and any other rules and regulations of the Federal Reserve System.


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4.    Default. Each of the following events or conditions constitutes an "Event of Default":

      (a) The Borrower shall fail to pay the principal of, or interest on, the Promissory Notes, when and as such principal or interest shall be due and payable, whether at maturity, by acceleration or otherwise;

      (b) Any representation, warranty or other statement made by the Borrower to the Company that shall prove to have been incorrect in any material respect on or as of the date made;

      (c) The Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in any agreement between the Borrower and the Company, and such default shall continue unremedied for a period of ten (10) days after notice thereof shall have been given by the Company to the Borrower;

      (d) An event of default shall occur under any other indebtedness of the Borrower for borrowed money; or

      (e) The Borrower (i) shall be unable to, or shall admit in writing his inability to, pay his debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or shall petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for him or a substantial part of his assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have any such petition or application filed or any such proceeding commenced against him in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (v) by any act or omission shall indicate his consent to, approval of, or acquiescence in any such petition, application, or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of his properties; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more.

If at any time during the term of this Agreement, there shall have occurred an Event of Default, the Company shall have at any time thereafter the rights and remedies provided by law, including those contained in the Uniform Commercial Code as interpreted by the courts in New York, and without limiting the generality of the foregoing, the right (i) to declare all amounts then remaining unpaid under the Promissory Notes to be immediately due and payable, (ii) to receive all amounts payable in respect of the Pledged Shares otherwise payable to the Borrower (in cash or otherwise), (iii) to transfer all or any part of the Pledged Shares into the Company's name or the name of its nominee or nominees,
(iv) to vote all or any part of the Pledged Shares (whether or not transferred into the name of the Company) and give all consents, waivers and ratifications in respect of the Pledged Shares and otherwise act with respect thereto as though it were the outright owner thereof (the Borrower hereby irrevocably constituting and appointing the Company the proxy and attorney-in-fact of the Borrower, with full power of substitution to do


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so); and (v) the right to take any available action or proceeding, at law or in equity, which it deems necessary or advisable for its protection and security. Upon any Event of Default, all Collateral shall be applied first to any amounts due under the non-recourse Promissory Note until such Promissory Note has been repaid in full, and thereafter to the full recourse Promissory Note.

         5. Governing Law. This transaction shall be governed by the laws of New York, and the Company shall have all of the rights and remedies granted to a secured party under the Uniform Commercial Code as interpreted by the courts of New York.

         6. Authority of the Company. The Borrower hereby irrevocably authorizes and empowers the Company, in its absolute discretion, at any time after any Event of Default as defined herein, to complete the stock powers and to transfer or cause to be transferred on its books all of the Pledged Shares and the Share Certificates relating thereto.

         7. Termination. When and if the Borrower's obligations under the Promissory Notes and any other indebtedness of the Borrower to the Company have been paid in full, all rights and interests of the Company in and to the Pledged Shares and the other Collateral shall thereupon revest in the Borrower, and the Company thereupon shall release the security interest granted in this Agreement, reassign the Pledged Shares and the other Collateral to the Borrower and deliver the Share Certificates (together with any related stock powers) to the Borrower.

         8. Company's Fees and Expenses. The Borrower agrees to pay, or reimburse the Company for any and all costs and expenses of whatever kind or nature (including, without limitation, reasonable attorneys' fees and charges) incurred in connection with the preservation or protection of the Company's encumbrances on, and security interest in, the Pledged Shares, the enforcement and collection of the Promissory Notes and this Agreement, or the prosecution or defense of any actions, suits or proceedings arising out of or relating to the Promissory Notes, this Agreement or all or any part of the Pledged Shares.

         9. Borrower's Obligations Absolute. Except as otherwise provided by the Company in writing, the Borrower's obligations under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from, the Promissory Notes, this Agreement or any other agreement, document or instrument, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Promissory Notes, this Agreement or any other such agreement, document or instrument or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Promissory Notes, this Agreement or any other such agreement, document or instrument.

         10. Jurisdiction and Service of Process. Any legal action or proceedings with respect to this Agreement against the Borrower or its properties or assets may be brought in any New York State or Federal court in New York, New York, as the Company may select, and the Borrower hereby unconditionally and irrevocably consents to the non-exclusive jurisdiction of such courts.


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The Borrower irrevocably waives any objection it may now or hereafter have to the laying of venue of any such action or proceedings in any such courts and any claim he may now or hereafter have that any such action or proceeding has been brought in an inconvenient forum. The Borrower waives personal service of any and all process upon him, and consents to the service of process and other legal notices upon him by the mailing of copies thereof by certified mail, postage prepaid, addressed to the Borrower at his address specified underneath his signature below, or at such other address as may be specified by the Borrower pursuant to Section 18 hereof. Nothing herein shall affect the right of the Company to serve process in any other manner permitted by law or affect the right of the Company to take any legal action or proceeding in any other competent jurisdiction.

         11. Waiver of Right to Trial by Jury. The Borrower and the Company each hereby unconditionally and irrevocably waive any and all right to trial by jury in any action, suit, claim or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Promissory Notes, the obligations, any Pledged Shares or any transaction arising therefrom or related thereto.

         12. Taxes. The Borrower shall pay for any and all documentary stamps or other taxes which may be imposed on the transfer and delivery to the Company, or the retransfer and redelivery to the Borrower, of the Pledged Shares, the other Collateral to the Borrower and the Share Certificates.

         13. Waiver by Borrower. The Borrower hereby waives presentment, demand, protest or notice of protest with respect to the Promissory Notes.

         14. The Company's Rights; Exculpation. The Collateral shall be held in the possession of the Company, and in connection therewith, the Company shall have the authority and power to take such actions and to exercise such powers hereunder as are specifically delegated to the Company by the terms hereof, together with such other powers as are reasonably incidental thereto. The Company shall not be liable hereunder in its capacity as agent or bailee for any action taken or omitted by it hereunder except for its gross negligence or willful breach. The Company shall have no compensation hereunder and shall be under no duty with respect to the Collateral except to account therefor in due course, pursuant to the terms and conditions hereof.

         15. Entire Agreement. This Agreement and the Promissory Notes collectively constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         16. Modification of Agreement. This Agreement may not be modified except in writing and executed with the same formality as this Agreement.

         17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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         18.   Notices. All notices required or permitted to be given hereunder shall be in writing and addressed:

            If to Market Axess Inc. as follows:

                  Market Axess Inc.
                  140 Broadway, 42nd Floor
                  New York, New York 10005
                  Attention: General Counsel

            With a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, New York 10036
                  Attention: Adam J. Kansler, Esq.

            If to the Borrower, at the address set forth below.


                            [Signature Page Follows]


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         19.   Further Assurance. Each party shall execute and deliver to the other such further documents and instruments, and shall perform such other acts, as reasonably may be necessary or proper to carry out more effectually the purposes of this Agreement.

                                           BORROWER

                                           By: /s/Richard McVey
                                              __________________________________
                                              Richard McVey

                                           Address:



                                           MARKET AXESS INC.

                                           By: /s/Richard McVey
                                              __________________________________
                                              Name: Richard McVey
                                              Title: Chief Executive Officer





















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